Exhibit 99.2

TransAtlantic Petroleum Ltd.

Receives Notice of Noncompliance with NYSE Amex Continued Listing Standards

FOR IMMEDIATE RELEASE

Hamilton, Bermuda (April 6, 2011) – TransAtlantic Petroleum Ltd. (TSX: TNP)(NYSE-AMEX: TAT) reported that on April 1, 2011, TransAtlantic Petroleum Ltd. (the “Company”) received a notice from NYSE Amex LLC (the “Exchange”) that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2010 with the Securities and Exchange Commission (the “SEC”). In addition, the Exchange asserted that the Company’s failure to timely file its Annual Report on Form 10-K is a material violation of its listing agreement with the Exchange.

Currently, the Company expects to file its Annual Report on Form 10-K with the SEC on or before April 15, 2011. The Exchange has notified the Company that it is not required to file a plan if it files its Annual Report on Form 10-K on or before April 15, 2011. In the event that the Company is unable to file its Annual Report on Form 10-K on or before April 15, 2011, the Company expects to submit a plan to the Exchange on or before April 15, 2011 advising the Exchange of action it has taken, or will take, that would bring the Company back into compliance with the Company Guide by no later than June 30, 2011. The Exchange will evaluate the plan and determine whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the applicable continued listing standards by June 30, 2011, in which case the plan will be accepted and the Company will have until June 30, 2011 to regain compliance with the continued listing standards.

About TransAtlantic

TransAtlantic Petroleum Ltd. is a vertically integrated, international energy company engaged in the acquisition, development, exploration, and production of crude oil and natural gas. The Company holds interests in developed and undeveloped oil and gas properties in Turkey, Morocco, Bulgaria, and Romania. The Company owns its own drilling rigs and oilfield service equipment, which it uses to develop its properties in Turkey and Morocco. In addition, the Company provides oilfield services and drilling services to third parties in Turkey.

Forward-Looking Statements

This news release contains statements regarding the preparation and filing of statements, plans or reports, including financial statements, the Company’s expectations concerning the filing of statements, plans or reports with the SEC or the Exchange, and other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions which may prove to be incorrect.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include, but are not limited to, the continuing ability of the Company to prepare and timely file statements, plans or reports with the SEC or the Exchange, to operate effectively internationally, fluctuations in currency and interest rates, the ability to obtain necessary regulatory approvals, weather and general economic and business conditions. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.

The forward-looking statements or information contained in this news release are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

(NO STOCK EXCHANGE, SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Contact:

Matt McCann, CEO

Phone:	(214) 220-4323
Internet:	http://www.transatlanticpetroleum.com
Address:	5910 N. Central Expressway
Suite 1755
Dallas, Texas 75206